Exhibit 99.2

May 11, 2015 American Science and Engineering, Inc. Q4 and Fiscal Year 2015 Earnings Call Presentation

Safe Harbor Statement 2 ©2015 American Science and Engineering, Inc. Safe Harbor Statement: The foregoing press release contains statements concerning AS&E’s financial performance, markets and business operations that may be considered “forward-looking” under applicable securities laws. AS&E wishes to caution readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from those projected in the forward-looking statements contained herein include the following: significant reductions, delays or cancellations (in full or in part) in procurements of the Company’s systems by the United States and other governments; disruption in the supply of any source component incorporated into AS&E's products; litigation seeking to restrict the use of intellectual property used by the Company; limitations under certain laws on the Company’s ability to protect its own intellectual property; potential product liability claims against the Company; global political trends and events which affect public perception of the threat presented by drugs, explosives and other contraband; global economic developments and the ability of governments and private organizations to fund purchases of the Company’s products to address such threats; the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth; technical problems and other delays that could impact new product development and the Company’s ability to adapt to changes in technology and customer requirements; competitive pressures; lengthy sales cycles both in United States government procurement and procurement abroad; future delays in federal funding, the market price of the company's stock prevailing from time to time, the nature of other investment opportunities presented to the company from time to time, the company's cash flows from operations and market and general economic conditions. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in AS&E’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. AS&E undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the “Risk Factors” set forth in the Company’s most recent Form 10-Q and Form 10-K, which further detail and supplement the factors described in this Safe Harbor Statement. Among other disclosures, the Risk Factors disclose risks pertaining to that portion of the Company’s business that is dependent on United States government contracting as well as international customers.

Revenue by Product Line – Q4’15 vs. Q4’14 (000’s) 3 ©2015 American Science and Engineering, Inc. Q4’15 Q4’14 Increase/ (Decrease) Cargo $ 5,926 $ 30,633 $ (24,707) Mobile Cargo 8,674 18,821 (10,147) Parcel & Personnel 1,525 2,615 (1,090) Other 780 2,530 (1,750) Service 14,262 10,977 3,285 Sales $ 31,167 $ 65,576 $ (34,409) Q4’15 Q4’14 Cargo 19% Mobile Cargo 28% Parcel & Personnel 5% Other 2% Service 46% Cargo 47% Mobile Cargo 28% Parcel & Personnel 4% Other 4% Service 17%

Consolidated Statement of Operations – Q4’15 vs. Q4’14 (000’s) 4 ©2015 American Science and Engineering, Inc. Quarter Ended March 31, 2015 March 31, 2014 Increase/ (Decrease) Total net sales and contract revenues $ 31,167 $ 65,576 $ (34,409) Total cost of sales and contracts 17,164 44,147 (26,983) Gross profit 14,003 21,429 (7,426) Expenses: Selling, general and administrative 7,771 9,087 (1,316) Research and development 5,298 6,364 (1,066) Total expenses 13,069 15,451 (2,382) Operating income 934 5,978 (5,044) Interest and other expense, net (30) (31) 1 Income before provision for income taxes 904 5,947 (5,043) Provision for income taxes 27 1,992 (1,965) Net income $ 877 $ 3,955 $ (3,078) Income per share - Basic $ 0.12 $ 0.50 $ (0.38) Income per share - Diluted $ 0.12 $ 0.50 $ (0.38)

Revenue by Product Line – YTD FY’15 vs. YTD FY’14 (000’s) 5 ©2015 American Science and Engineering, Inc. March 31, 2015 March 31, 2014 Increase/ (Decrease) Cargo $ 27,684 $ 62,781 $ (35,097) Mobile Cargo 33,801 38,975 (5,174) Parcel & Personnel 6,840 10,994 (4,154) Other 7,657 8,501 (844) Service 50,768 68,998 (18,230) Sales $ 126,750 $ 190,249 $ (63,499) YTD FY’15 YTD FY’14 Twelve Months Ended Cargo 33% Mobile Cargo 21% Parcel & Personnel 6% Other 4% Service 36% Cargo 22% Mobile Cargo 27% Parcel & Personnel 5% Other 6% Service 40%

Consolidated Statement of Operations – FY’15 vs FY’14 (000’s) 6 ©2015 American Science and Engineering, Inc. March 31, 2015 March 31, 2014 Increase/ (Decrease) Total net sales and contract revenues $ 126,750 $ 190,249 $ (63,499) Total cost of sales and contracts 69,488 113,599 (44,111) Gross profit 57,262 76,650 (19,388) Expenses: Selling, general and administrative 32,707 31,805 902 Research and development 23,390 22,089 1,301 Total expenses 56,097 53,894 2,203 Operating income 1,165 22,756 (21,591) Interest and other expense, net (118) (23) (95) Income before provision for income taxes 1,047 22,733 (21,686) Provision for income taxes 68 7,616 (7,548) Net income $ 979 $ 15,117 $ (14,138) Income per share - Basic $ 0.13 $ 1.92 $ (1.79) Income per share - Diluted $ 0.13 $ 1.91 $ (1.78)

Cash and Investments Balance at March 31, 2015 (000’s) 7 ©2015 American Science and Engineering, Inc. March 31, 2014 March 31, 2015 Cash and Cash Equivalents $62,143 $68,835 Short-Term Investments $88,649 $24,533 Restricted Cash and Investments - Current $14,603 $6,193 Restricted Cash and Investments - Long-term $313 $208 $8.3 M increase in inventory $15.6 M in common stock dividends $36.5 M repurchase of common stock Decrease of $65.9 M due primarily to: } $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000

Backlog (000’s) 8 ©2015 American Science and Engineering, Inc. $- $50,000 $100,000 $150,000 $200,000 $250,000 2011 2012 2013 2014 2015 Backlog $215,228 $192,571 $186,201 $176,113 $138,306

Q4’15: Strategic Initiatives Update 9 ©2015 American Science and Engineering, Inc.

Geographic Expansion 10 ©2015 American Science and Engineering, Inc. We continue to strengthen our position in under-served markets and geographic areas. Strengthening direct and indirect global channel in key growth markets. “Localizing” the technology to state and local agencies. ZBV® and MINI Z® systems serving as initial entry products to new markets and new customers. In the U.S. public safety market, the MINI Z system has been involved in currency seizures of almost $1 million as well as a number of narcotic seizures. ZBV® cargo and vehicle screening system uncovered hidden contraband in an attempt by smugglers to avoid paying duties in Africa.

Portfolio Expansion

Since its introduction, we have received bookings for MINI Z systems in 13 countries.

- Bookings in U.S., APAC, ME, CALA, and EU
- Received largest single order to-date for 200 systems for China market
- Lower price entry point for Z Backscatter® technology

Launched ZBV with Tx-View™ in Q1 FY'16

- Provides enhanced detection of weapons and metallic components of VBIEDs to complement ZBV system's proven Z Backscatter imaging





Simulated Drugs



Rifle
Propane Tank

Portfolio Expansion

©2015 American Science and Engineering, Inc.
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Services Evolution We have strengthened our service business development focus and have introduced value-added offerings: Managed Services Multi-Vendor Service Leasing and Rental Options 12 ©2015 American Science and Engineering, Inc.

Enhancing Shareholder Value On December 1, 2014, the Company approved an expansion of the stock repurchase authorization from $35.0 million to $50.0 million. In Q4 the Company repurchased 359,628 shares of common stock for $17.7 million at an average cost of $49.15 per share. The Company declared a quarterly dividend of $.50 per share, payable on June 3, 2015. 13 ©2015 American Science and Engineering, Inc. We have returned $270.5 million of capital to our shareholders since starting the dividend and repurchase program in Q1’08. 2015 $0 $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 Millions Dividend Total Repurchase Value

Q & A An audio replay and a copy of the presentation slides will be available on the AS&E web site at ir.as-e.com. Learn more about AS&E products and technologies at www.as-e.com and follow us on Twitter @ase_detects 14 ©2015 American Science and Engineering, Inc.